UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2020 (February 6, 2020)

PennyMac Mortgage Investment Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-34416	27-0186273
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road Westlake Village, California		91361
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 224-7442

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange
8.125% Series A Fixed-to-Floating Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Fixed-to-Floating Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 6, 2020, PennyMac Mortgage Investment Trust (the “Company” or “PMT”) issued a press release announcing its unaudited financial results for the fiscal quarter and year ended December 31, 2019.  A copy of the press release and the slide presentation used in connection with the Company’s recorded presentation of financial results were made available on February 6, 2020 and are furnished as Exhibits 99.1 and Exhibit 99.2, respectively.

The information in Item 2.02 of this report, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Fourth Quarter and Year End Results

The press release issued by the Company on February 6, 2020 announcing its financial results for the fiscal quarter and year ended December 31, 2019 includes the information set forth below.  The Company’s independent public accountants have not completed the audit of its financial statements for the fiscal quarter and the full year of 2019, and, as a result, the financial results and other information set forth below remain subject to change.

•	For the fourth quarter 2019, the Company reported the following financial results:

▪	Net income attributable to common shareholders of $52.4 million, down from $63.8 million in the prior quarter

o	Strong performance from government-sponsored enterprise (GSE) credit risk transfer (CRT) investments
o	Increased income contribution from the Correspondent Production segment
o	Improved performance from Interest Rate Sensitive Strategies despite elevated hedge costs driven by continued interest rate volatility

▪	Annualized return on average common equity of 10 percent[1]

▪	Book value per common share of $21.37 at December 31, 2019, up from $21.14 at September 30, 2019

Other investment and financing highlights:

▪	Record correspondent production volumes drove organic investment growth in CRT and mortgage servicing right (MSR) investments

o	Conventional correspondent loan production totaled $22.7 billion in unpaid principal balance (UPB), up 22 percent from the prior quarter and 125 percent from the fourth quarter of 2018[2]
o	CRT deliveries totaled $16.6 billion, resulting in a firm commitment to purchase $655 million of CRT securities
o	Added $303 million of new MSR investments

▪	Expanded the capital structure in support of continued growth with the private placement of $210 million of senior exchangeable notes

▪	Strong share price performance and increased investment opportunities drove successful capital raises

o	Raised $201 million in net proceeds from an issuance of 9.2 million common shares in an underwritten equity offering
o	Raised $14 million through the “At-The-Market” (ATM) equity offering program, issuing 637,000 shares

▪	The Company also reported that, after quarter end, it committed to issue $350 million of 3-year notes related to the remainder of PMT’s fifth CRT transaction[3]

[1]	Annualized return on average common equity is calculated based on net income attributable to common shareholders as a percentage of monthly average common equity during the year.
[2]	Consists of delegated and non-delegated conventional conforming and non-Agency loans and includes conventional loans acquired from PennyMac Financial Services, Inc. (NYSE: PFSI).
[3]

This transaction is subject to continuing due diligence and customary closing conditions.  There can be no assurance regarding the size of this transaction or that this transaction will be completed at all.

•	For the full year ended 2019, the Company reported the following financial results:

▪	Net income attributable to common shareholders of $201.4 million, up 58% from the prior year
▪	Diluted earnings per common share of $2.42, up 22% from the prior year
▪	Net investment income of $488.8 million, up 39% from the prior year
▪	Return on average common equity of 12%, up from 10% in the prior year[4]
▪	$1.8 billion in new CRT investments and $838 million in new MSR investments created in 2019, sourced from record correspondent production volumes
▪

Completed distressed loan sales representing $138 million in UPB; equity allocated to distressed loan investments declined to 1 percent of total equity at December 31, 2019 from 8 percent at the end of 2018

•	The following table presents the contributions of PMT’s segments, consisting of Credit Sensitive Strategies, Interest Rate Sensitive Strategies, Correspondent Production, and Corporate:

	Quarter ended December 31, 2019
	Credit sensitive stratgies	Interest rate sensitive strategies	Correspondent production	Corporate	Consolidated
	(in thousands)
Net gain (loss) on investments:
CRT investments	$36,850	$—	$—	$—	$36,850
Loans at fair value	(1,025)	—	—	—	(1,025)
Loans held by variable interest entity net of asset- backed secured financing	—	(1,064)	—	—	(1,064)
Mortgage-backed securities	—	(537)	—	—	(537)
Hedging derivatives	(2,116)	(104)	—	—	(2,220)
Excess servicing spread investments	—	2,678	—	—	2,678
	33,709	973	—	—	34,682
Net gain on loans acquired for sale	17,949	—	47,388	—	65,337
Net loan servicing fees	—	20,592	—	—	20,592
Net interest income (expense)
Interest income	9,021	43,739	41,577	873	95,210
Interest expense	(20,484)	(38,668)	(33,430)	—	(92,582)
	(11,463)	5,071	8,147	873	2,628
Other income	(224)	—	32,020	1	31,797
	39,971	26,636	87,555	874	155,036
Expenses:
Loan fulfillment and servicing fees payable to PennyMac Financial Services, Inc.	277	13,418	58,297	—	71,992
Management fees payable to PennyMac Financial Services, Inc.	—	—	—	10,314	10,314
Other	769	874	6,237	5,579	13,459
	$1,046	$14,292	$64,534	$15,893	$95,765
Pretax income (loss)	$38,925	$12,344	$23,021	$(15,019)	$59,271

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change.  Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements.  Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or

[4]	Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period.

those anticipated include, but are not limited to: changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks; the occurrence of natural disasters or other events or circumstances that could impact the Company’s operations; volatility in the Company’s industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial and housing markets or otherwise have a broad impact on financial and housing markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy the Company’s investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the degree and nature of the Company’s competition; the Company’s dependence on its manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at its manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its financing and the interest rates and maturities of its assets; the timing and amount of cash flows, if any, from the Company’s investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of the Company’s servicer, which also provides the Company with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of the Company’s customers and counterparties; the Company’s indemnification and repurchase obligations in connection with mortgage loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’s ownership and rights in the assets in which it invests; increased rates of delinquency, default and/or decreased recovery rates on the Company’s investments; the performance of mortgage loans underlying mortgage-backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage-backed securities or relating to the Company’s mortgage servicing rights, excess servicing spread and other investments; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s financial condition and results of operations; the Company’s ability to maintain appropriate internal control over financial reporting; the Company’s exposure to risks of loss and disruptions in operations resulting from adverse weather conditions and man-made or natural disasters; technologies for loans and the Company’s ability to mitigate security risks and cyber intrusions; the Company’s ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct its business; the Company’s ability to detect misconduct and fraud; the Company’s ability to comply with various federal, state and local laws and regulations that govern its business; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies such as the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration, the U.S. Department of Agriculture, or government-sponsored entities such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents.  You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time.  The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this Current Report on Form 8-K are current as of the date of this report only.

[FINANCIAL TABLES FOLLOW]

PENNYMAC MORTGAGE INVESTMENT TRUST AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	December 31, 2019	September 30, 2019	December 31, 2018
	(in thousands, except share amounts)
ASSETS
Cash	$104,056	$113,651	$59,845
Short-term investments	90,836	74,895	74,850
Mortgage-backed securities at fair value	2,839,633	2,325,010	2,610,422
Loans acquired for sale at fair value	4,148,425	3,947,368	1,643,957
Loans at fair value	270,793	290,527	408,305
Excess servicing spread received from PennyMac Financial Services, Inc.	178,586	183,141	216,110
Derivative and credit risk transfer strip assets	202,318	274,444	167,165
Firm commitment to purchase credit risk transfer securities at fair value	109,513	54,734	37,994
Real estate acquired in settlement of loans	65,583	79,201	85,681
Real estate held for investment	—	—	43,110
Deposits securing credit risk transfer arrangements	1,969,784	2,044,250	1,146,501
Mortgage servicing rights	1,535,705	1,162,714	1,162,369
Servicing advances	58,084	32,057	67,666
Due from PennyMac Financial Services, Inc.	2,760	4,993	4,077
Other	195,275	157,624	85,309
Total assets	$11,771,351	$10,744,609	$7,813,361
LIABILITIES
Assets sold under agreements to repurchase	$6,648,890	$6,355,476	$4,777,027
Mortgage loan participation and sale agreements	—	—	178,639
Exchangeable senior notes	443,506	249,269	248,350
Notes payable secured by credit risk transfer and mortgage servicing assets	1,696,295	1,361,142	445,573
Asset-backed financing of a variable interest entity at fair value	243,360	261,209	276,499
Interest-only security payable at fair value	25,709	24,729	36,011
Assets sold to PennyMac Financial Services, Inc. under agreement to repurchase	107,512	107,678	131,025
Derivative liabilities	6,423	9,160	5,914
Accounts payable and accrued liabilities	91,149	108,913	70,687
Due to PennyMac Financial Services, Inc.	48,159	39,744	33,464
Income taxes payable	1,819	—	36,526
Liability for losses under representations and warranties	7,614	7,678	7,514
Total liabilities	9,320,436	8,524,998	6,247,229
SHAREHOLDERS' EQUITY
Preferred shares of beneficial interest	299,707	299,707	299,707
Common shares of beneficial interest—authorized, 500,000,000 common shares of $0.01 par value; issued and outstanding 100,182,227, 90,345,127 and 60,951,444 common shares, respectively	1,002	903	610
Additional paid-in capital	2,127,889	1,901,852	1,285,533
Retained earnings (accumulated deficit)	22,317	17,149	(19,718)
Total shareholders' equity	2,450,915	2,219,611	1,566,132
Total liabilities and shareholders' equity	$11,771,351	$10,744,609	$7,813,361

PENNYMAC MORTGAGE INVESTMENT TRUST AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

	For the Quarterly Periods ended
	December 31, 2019	September 30, 2019	December 31, 2018
	(in thousands, expect per share amounts)
Investment Income
Net gain on investments:
From nonaffiliates	$32,004	$49,224	$46,609
From PennyMac Financial Services, Inc.	2,678	(3,435)	107
	34,682	45,789	46,716
Net gain on loans acquired for sale:
From nonaffiliates	60,311	45,054	14,902
From PennyMac Financial Services, Inc.	5,026	4,206	2,704
	65,337	49,260	17,606
Loan origination fees	31,959	25,470	15,010
Net loan servicing fees:
From nonaffiliates
Contractually specified	90,822	76,377	57,400
Other	7,489	6,994	1,389
	98,311	83,371	58,789
Amortization, impairment, and change in fair value of mortgage servicing rights	(79,926)	(79,680)	(66,961)
	18,385	3,691	(8,172)
From PennyMac Financial Services, Inc.	2,207	1,468	624
	20,592	5,159	(7,548)
Interest income:
From nonaffiliates	93,043	85,510	63,570
From PennyMac Financial Services, Inc.	2,167	2,291	3,554
	95,210	87,801	67,124
Interest expense:
To nonaffiliates	91,295	82,702	51,905
To PennyMac Financial Services, Inc.	1,287	1,527	1,776
	92,582	84,229	53,681
Net interest income	2,628	3,572	13,443
Results of real estate acquired in settlement of loans	(526)	702	(2,953)
Other	364	808	1,628
Net investment income	155,036	130,760	83,902
Expenses
Earned by PennyMac Financial Services, Inc.:
Loan fulfillment fees	58,297	45,149	28,591
Loan servicing fees	13,695	12,964	11,524
Management fees	10,314	10,098	6,559
Loan origination	5,382	4,328	2,582
Compensation	1,513	1,644	1,369
Professional services	1,066	1,430	688
Safekeeping	1,729	1,633	683
Loan collection and liquidation	218	1,551	953
Other	3,551	3,830	4,751
Total expenses	95,765	82,627	57,700
Income before provision for (benefit from) income taxes	59,271	48,133	26,202
Provision for (benefit from) income taxes	674	(21,867)	(15,423)
Net income	58,597	70,000	41,625
Dividends on preferred shares	6,235	6,234	6,235
Net income attributable to common shareholders	$52,362	$63,766	$35,390
Earnings per share
Basic	$0.56	$0.75	$0.58
Diluted	$0.55	$0.71	$0.55
Weighted average shares outstanding
Basic	93,169	84,367	60,951
Diluted	101,865	92,834	69,418
Dividends declared per common share	$0.47	$0.47	$0.47

PENNYMAC MORTGAGE INVESTMENT TRUST AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

	Year ended December 31,
	2019	2018	2017
	(in thousands, except per share amounts)
Net investment income
Net gain on investments:
From nonaffiliates	$270,848	$70,842	$110,914
From PennyMac Financial Services, Inc.	(7,530)	11,084	(14,530)
	263,318	81,926	96,384
Net gain on loans acquired for sale:
From nonaffiliates	155,783	48,260	62,432
From PennyMac Financial Services, Inc.	14,381	10,925	12,084
	170,164	59,185	74,516
Loan origination fees	87,997	43,321	40,184
Net loan servicing fees:
From nonaffiliates
Contractually specified	295,390	204,663	164,776
Other	24,099	8,062	6,523
	319,489	212,725	171,299
Amortization, impairment, and change in fair value of mortgage servicing rights	(383,731)	(94,330)	(103,487)
	(64,242)	118,395	67,812
From PennyMac Financial Services, Inc.	5,324	2,192	1,428
	(58,918)	120,587	69,240
Interest income:
From nonaffiliates	307,594	207,634	178,225
From PennyMac Financial Services, Inc.	10,291	15,138	16,951
	317,885	222,772	195,176
Interest expense:
To nonaffiliates	291,144	167,709	143,333
To PennyMac Financial Services, Inc.	6,302	7,462	8,038
	297,446	175,171	151,371
Net interest income	20,439	47,601	43,805
Results of real estate acquired in settlement of loans	771	(8,786)	(14,955)
Other	5,044	7,233	8,766
Net investment income	488,815	351,067	317,940
Expenses
Earned by PennyMac Financial Services, Inc.:
Loan fulfillment fees	160,610	81,350	80,359
Loan servicing fees	48,797	42,045	43,064
Management fees	36,492	24,465	22,584
Loan origination	15,105	6,562	7,521
Compensation	6,897	6,781	6,322
Professional services	5,556	6,380	6,905
Safekeeping	5,097	1,805	2,918
Loan collection and liquidation	4,600	7,852	6,063
Other	15,020	15,839	17,658
Total expenses	298,174	193,079	193,394
Income before (benefit from) provision for income taxes	190,641	157,988	124,546
(Benefit from) provision for income taxes	(35,716)	5,190	6,797
Net income	226,357	152,798	117,749
Dividends on preferred shares	24,938	24,938	15,267
Net income attributable to common shareholders	$201,419	$127,860	$102,482
Earnings per common share
Basic	$2.54	$2.09	$1.53
Diluted	$2.42	$1.99	$1.48
Weighted average common shares outstanding
Basic	78,990	60,898	66,144
Diluted	87,711	69,365	74,611

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 6, 2020, issued by PennyMac Mortgage Investment Trust pertaining to its unaudited financial results for the fiscal quarter and year ended December 31, 2019.
99.2	Slide Presentation for use beginning on February 6, 2020 in connection with a recorded presentation of financial results for the fiscal quarter and year ended December 31, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: February 7, 2020	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer